UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 23, 2020

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMPH	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Explanatory Note

This Amendment No. 1 on Form 8-K/A is an amendment to the Current Report on Form 8-K (the "Form 8-K") of KemPharm, Inc., a Delaware corporation ("KemPharm"), filed with the Securities and Exchange Commission on November 23, 2020. Following the initial filing of the Form 8-K, KemPharm discovered that it had inadvertently checked the box next to "Soliciting material pursuant to Rule 14a-12 under the Exchange Act" on the title page of the Form 8-K. This resulted in a Schedule 14A - Definitive Additional Materials (the "DEFA14A") being filed along with the Form 8-K. This Amendment No. 1 is being furnished for the sole purpose of correcting that inadvertently checked box. The Form 8-K is not soliciting material pursuant to Rule 14a-12 under the Exchange Act and no DEFA14A should have been filed concurrently with it.

Item 8.01          Other Events.

On November 23, 2020, KemPharm, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) which provided an update to the Company's prodrug development pipeline, including the expected filing of the Investigational New Drug application for KP879 with the U.S. Food and Drug Administration prior to year-end 2020, and the introduction of a new prodrug candidate to its pipeline, KP1077. The Company is investigating KP1077 as a potential treatment for idiopathic hypersomnia, which is an underserved, orphan disease indication. In addition, the Company provided an update to its management presentation (the "Presentation") for the same.

The Press Release and the Presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01          Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release titled "KemPharm Provides Update on Development Pipeline " dated November 23, 2020.
99.2	Presentation titled "Management Presentation" dated November 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: November 23, 2020	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer